February 4, 2010

DGHM ALL-CAP VALUE FUND
CLASS A SHARES
CLASS C SHARES

A SERIES OF THE DGHM INVESTMENT TRUST

SUPPLEMENT TO PROSPECTUS DATED JUNE 29, 2009 AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2009

 The Prospectus and the Statement of Additional Information, each dated June 29, 2009, of the Class A Shares and Class C Shares of the DGHM All-Cap Value Fund (the “Fund”) are hereby amended to reflect the following new information effective February 25, 2010:

1.	Class A Shares of the Fund will be renamed “Investor Shares.”

2.	Such Investor Shares of the Fund will be offered without the imposition of any front-end sales charge or contingent deferred sales charge.

3.	The minimum investment for Class C Shares of the Fund will be $1,000.

This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information.  For further information, please contact the Fund toll-free at (800) 628-4077.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling the Fund’s toll-free number above.

Investors Should Retain This Supplement for Future Reference